GREENBERG TRAURIG, LLP
                            2700 Two Commerce Square
                               2001 Market Street
                             Philadelphia, PA 19103


                                                        December 24, 2001



VIA EDGAR TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street
Washington, DC  20549


                  Re:      The World Funds, Inc.
                           SEC File Nos. 333-29289/811-8255


Ladies and Gentlemen:

         On behalf of The World Funds, Inc. (the "Company"), attached herewith for filing pursuant to paragraph (a) of Rule 485 under the Securities Act of 1933, as amended (the "1933 Act"), please find Post-Effective Amendment No. 20 to the Company's Registration Statement on Form N-1A ("PEA No. 20"). PEA No. 20 applies only to the Global e Fund series of the Company (the "Fund"). It is proposed that PEA No. 20 become effective on December 31, 2001 pursuant to paragraph (a) of Rule 485 under the 1933 Act. Under separate cover the Company shall file an acceleration request pursuant to Rule 461 under the 1933 Act. In addition, the Company is willing to work with the Staff of the Division of Investment Management to meet this proposed schedule.

         PEA No. 20 is being filed to update disclosure concerning a material event involving the Fund's investment adviser. On December 13, 2001, the parent corporation of the investment adviser, International Assets Holding Corporation ("IAHC"), sold the assets and liabilities of the investment adviser, Global Assets, LLC (the "Adviser"), to Lakeside Asset, LLC, a Delaware limited liability company which is controlled by certain former officers and employees of IAHC. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the sale is deemed to be a change in control of the Adviser that caused the Fund's previous investment advisory agreement with the Adviser to terminate automatically pursuant to the terms of such agreement.

         To assure that the Adviser can continue to oversee the investment operations of the Fund, the Board of Directors of the Company approved an interim investment advisory agreement (the "Interim Agreement") between the Company, on behalf of the Fund, and the Adviser pursuant to the requirements of Rule 15a-4(b)(2) under the 1940 Act. The Interim Agreement became effective on December 13, 2001, following the termination of the previous agreement. The Interim Agreement was initially approved for a period of 60 days, but may be extended by the Board to last for the shorter of 150 days from December 13, 2001 or the date that the shareholders of the Fund approve a new investment advisory agreement as required by the 1940 Act. The Interim Agreement contains the same terms and conditions as the Fund's previous agreement; except that the dates of effectiveness and termination have changed, and the terms of the agreement require that any compensation due the Adviser under the Interim Agreement will be held in escrow in an interest bearing account at the Fund's custodian until such time as the shareholders of the Fund have approved a new investment advisory agreement for the Fund. In connection with its consideration of the Interim Agreement, the Board of Directors received from the Adviser a commitment that it would assume under the Interim Agreement, and any permanent agreement recommended to shareholders, the same expense limitation percentage that was assumed by the investment adviser under its prior investment advisory agreement.

         PEA No. 20 is also being filed to: (i) update financial information;
(ii) incorporate by reference the audited financial information for the Fund for its most recent fiscal year ended August 31, 2000; (iii) make certain other non-material changes; and (iv) add appropriate exhibits and consents.

     Questions concerning PEA No. 20 may be directed to Terrance James Reilly at
(215) 988-7815, or in his absence, Steven M. Felsenstein at (215) 988-7837.

                                                     Very truly yours,

                                                    /s/ Terrance James Reilly
                                                     Terrance James Reilly

cc:      Shaswat K. Das
         Steven M. Felsenstein

As filed with the Securities and Exchange Commission on December 24, 2001

                           Registration No. 333-29289

                                File No. 811-8255

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

                                                                 --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |__|
                                                                 --
      Pre-Effective Amendment No. ______                        |__|
                                                                 --
      Post-Effective Amendment No.    20                        | X|
                                                                 --
                                     and/or

                                                                 --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |__|
                                                                 --
      Amendment No.    21                                       | X|
                                                                 --
                        (Check appropriate box or boxes)


                              THE WORLD FUNDS, INC.
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
           ----------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                           Steven M. Felsenstein, Esq.
                             Greenberg Traurig, LLP
                               2001 Market Street
                            2700 Two Commerce Square
                             Philadelphia, PA 19103
                   -------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Upon effectiveness of this Post-Effective Amendment. It is proposed that this filing will become effective (check appropriate box)
       --
      |   | immediately upon filing pursuant to paragraph (b)
       --
      |   | on June 12, 2001 pursuant to paragraph (b)(1)(iii)
       --
      |   | 60 days after filing pursuant to paragraph (a)(I)
       --
      | X | on December 31, 2001 pursuant to paragraph (a)(I)
       --
      |   | 75 days after filing pursuant to paragraph (a)(2)
       --
      |  | on (date) pursuant to paragraph (a)(2) of Rule 485.
       --

If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities  Being  Registered:  shares of  Common Stock

                              THE WORLD FUNDS, INC.
                                 (the "Company")

                                  Global e Fund

                       Supplement dated December 31, 2001
                                     to the
                       Prospectus dated December 31, 2001


         This page supplements information concerning the investment adviser to the Fund that is contained in the Fund's Prospectus.

         Global Assets Advisors, LLC and its predecessor, Global Assets Advisors, Inc. (collectively, "GAA") has served as the investment adviser to the Global e Fund (the "Fund") since the Fund's inception. On December 13, 2001, International Assets Holding Corporation, the parent corporation of GAA, sold the assets and liabilities of GAA to Lakeside Asset, LLC, a Delaware limited liability company (the "Adviser"), so that GAA is now a wholly-owned subsidiary of the Adviser. While many of the officers and employees of GAA continue to participate in the operation or ownership of the Adviser, under the Investment Company Act of 1940, as amended, (the "1940 Act"), the sale is deemed to be a change in control of the Adviser that caused the Fund's previous investment advisory agreement with GAA to terminate automatically pursuant to the terms of such agreement. The Adviser is owned and controlled by IAAC Investment, LLC, a Florida limited liability company, Todd A. Boren, who has been employed by the Adviser since 1994, and Michael M. Ward, who has been employed by the Adviser since 1997 and has been the portfolio manager of the Fund since its inception. Messrs. Boren and Ward, and several of the employees of the Adviser, including the persons who have been responsible for the day-to-day management of the Fund, will continue to manage the investments of the Fund if a new investment advisory agreement is approved by shareholders. A special shareholders meeting to approve the terms of a new investment advisory agreement is expected to occur in the first quarter of 2002.

         To assure that the Adviser can continue to oversee the investment operations of the Fund, the Board of Directors of the Company approved an interim investment advisory agreement (the "Interim Agreement") between the Company, on behalf of the Fund, and the Adviser pursuant to the requirements of Rule 15a-4(b)(2) under the 1940 Act. The Interim Agreement became effective on December 13, 2001, following the termination of the previous agreement. The Interim Agreement was initially approved for a period of 60 days, but may be extended by the Board to last for the shorter of 150 days from December 13, 2001 or the date that the shareholders of the Fund approve a new investment advisory agreement as required by the 1940 Act. The Interim Agreement contains the same terms and conditions as the Fund's previous agreement; except that the dates of effectiveness and termination have changed, and the terms of the agreement require that any compensation due the Adviser under the Interim Agreement will be held in escrow in an interest bearing account at the Fund's custodian until such time as the shareholders of the Fund have approved a new investment advisory agreement for the Fund. In connection with its consideration of the Interim Agreement, the Board of Directors received from the Adviser a commitment that it would assume under the Interim Agreement, and any permanent agreement recommended to shareholders, the same expense limitation percentage that was assumed by the investment adviser under its prior investment advisory agreement.


                       PLEASE RETAIN FOR FUTURE REFERENCE

THE WORLD FUNDS, INC.

Global e Fund

PROSPECTUS

Prospectus dated December 31, 2001





         This prospectus describes the Global e Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities. The Fund offers two classes of shares: Class A Shares with a front-end sales charge and Class B Shares which are subject to a contingent deferred sales charge.

         As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY


Investment Objective:      Capital appreciation

Principal Investment       The Fund will seek to achieve its investment
Strategies                 objective by investing in a non-diversified portfolio
                           consisting primarily of equity securities or securities convertible into equity securities, such as common stocks, warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances, the Fund will invest at least
                           80% of its net assets in securities of companies principally engaged in Internet and Internet-related businesses.

Principal Risks:           The principal risk of investing in the Fund is that
                           the value of its investments are subject to market, economic and business risk that may cause the Net
                           Asset Value ("NAV") per share to fluctuate over time.
                           Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                           The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                           An investment in the Fund is not a bank deposit and is not insured or guaranteed byt he Federal
                           Deposit Insurance Corporation or any other government agency.

Investor Profile:          You may want to invest in the Fund if you are seeking
                           capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund may be particularly suitable for you if you wish to take advantage of opportunities in the securities markets located outside of the U.S. You should not invest in the Fund if you are not willing to accept the risks associated with investing in foreign countries. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance                The Fund has not yet completed one full calendar year
Information:               of operations.    Accordingly, no performance
                           information is being presented.


                                FEES AND EXPENSES

         Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

         The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                       Class A Shares            Class B Shares

Maximum Sales Charge (Load)(1)             5.50%                      None
Maximum Deferred Sales Charge (Load)       1.00%(2)                  5.00%(3)
Maximum Sales Charge (Load)
      Imposed on Reinvested
      Dividends and Distributions           None                      None
Redemption Fees (4)                         None                      None
Exchange Fees (5)                           None                      None
Annual Operating Expenses (expenses that are deducted from Fund assets)

                                        Class A Shares            Class B Shares

Advisory Fee                                1.25%                      1.25%
Distribution (12b-1)Fees                    0.50%                      1.00%
Other Expenses                              3.07%                      3.07%
                                            -----                      -----
Total Annual Fund Operating Expenses        4.82%                      5.32%
Fee Waivers and/or Expense Reimbursements(6)1.33%                      1.33%
                                            -----                      -----
Net Expenses                                3.49%                      3.99%

         As a percentage of offering price. Reduced rates apply to purchases over $25,000, and the sales charge is waived for certain classes of investors. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

     If you are in a category of investors who may purchase shares without a sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

     A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

     A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

     A shareholder may be charged a $10 fee for each telephone exchange.

     In the interest of limiting expenses of the Fund, Global Assets Advisors, LLC (the "Adviser") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses of the Fund is limited to 3.49% for Class A Shares and 3.99% for Class B Shares (see "Management").

Example:

         The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                      1 Year(3)   3 Years(3)       5 Years             10 Years
                        ------      -------        -------             --------

Class A Shares (1)       $882       $1,562          $2,516               $4,918
Class B Shares (2)       $901       $1,515          $2,508               $4,914

         (1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.50% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

         (2) With respect to Class B Shares, the above examples assume payment of deferred sales charge applicable at the time of redemption. The Class B ten-year figure takes into account the shares' conversion to Class A Shares after eight years. If you hold Class B Shares, and you did not sell your shares during the periods indicated, your costs would be:

                   1 Year        3 Years           5 Years             10 Years
                   ------        -------           -------             --------

                    $401         $1,215             $2,308               $4,914

         (3) These costs shown reflect the cap imposed by the expense limitation agreement. Should the Adviser continue this contractual agreement for the periods indicated below and you did not sell your shares, your costs would be:

                  1 Year        3 Years            5 Years              10 Years
                  ------        -------            -------              --------

Class A Shares      $882         $1,562            $2,262               $4,092
Class B Shares      $401         $1,215            $2,046               $4,143

                            OBJECTIVES AND STRATEGIES

         The Fund's investment objective is capital appreciation. The Fund will seek to achieve its objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities that are convertible into equity securities, such as common stocks, warrants, convertible bonds, debentures or convertible preferred stock.

         Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies which are principally engaged in Internet and Internet-related businesses which are: located outside of the U.S.; have a majority of their operations outside the U.S.; or have securities primarily traded on a foreign exchange. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

         The Fund intends to invest its assets in many countries and normally will have business activities of not less than three (3) different countries represented in its portfolio. The securities the Fund purchases may not always be purchased on the principal market. For example, American Depositary Receipts ("ADRs") may be purchased if trading conditions and liquidity make them more attractive than the underlying security. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

         The Internet is an emerging global communication, information and distribution system. The Adviser believes that the Internet offers favorable investment opportunities because of its ever growing popularity among business and personal users alike. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. However, older technologies such as telephone, broadcast and cable have entered the Internet world with a strong presence and may also be represented in the portfolio when the Adviser believes that these companies may successfully integrate existing technology with new technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridge and switches, network applications, software, cable, satellite, fiber, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

         The Internet has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. This provides a favorable environment for investment in small to medium capitalized companies. However, the Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

         Using a combination of top-down/bottom-up investment approach, the Adviser analyzes foreign countries in relation to the U.S. to determine their level of Internet "Evolution". When selecting investments for the Fund, the Adviser will seek to identify Internet companies that it believes are likely to benefit from new or innovative products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase and any dividend income is likely to be incidental.

         In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

         The Fund may invest indirectly in securities through sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively, "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities.

         GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency of the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

         The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established.

         The Fund may invest in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant on one or a few key people, companies with special products and techniques, companies with limited or cyclical product lines, markets or resources, or companies involved with unusual developments, such as mergers, liquidations, bankruptcies or leveraged buyouts.

         In addition to the equity securities described above, the Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

Other Investments

         In addition to the investment strategies described above, the Fund may engage in other strategies such as derivatives. Investments in derivatives, such as options, can significantly increase the Fund's exposure to market risk or credit risk of the counterparty, as well as improper valuation and imperfect correlation.

                                      RISKS

Stock Market Risk

         The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Non-diversification

         The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

Concentration

         The Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries. Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Sector Risk

         Internet and Internet-related companies are particularly vulnerable to rapidly changing technology and relatively high risks of obsolescence caused by progressive scientific and technological advances. The economic prospects of Internet and Internet-related companies can dramatically fluctuate due to the competitive environment in which these companies operate. Therefore, the Fund may experience greater volatility than funds whose portfolio are not subject to these types of risks.

Foreign Investing

         The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets

         The Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts

         In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Small Companies

         Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following: (1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies. You should therefore expect that the value of Fund shares to be more volatile than the shares of a mutual fund investing primarily in larger company stocks.

         Investments in small or unseasoned companies or companies with special circumstances often much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

European Currency

         Many European countries have adopted a single European currency, the Euro. On January 1,1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

         This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Temporary Defensive Positions

         When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. government securities (such as bills, notes, or bonds of the U.S. government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies and may not achieve its investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such defensive strategies will be utilized.

                                   MANAGEMENT

The Company

         The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Adviser

         Global Assets Advisors, LLC, 250 Park Avenue South, Suite 200, Winter Park, Florida 32789, manages the investment of the assets of the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). The Adviser and its predecessor, Global Assets Advisors, Inc., have served as investment adviser to the Fund since its inception. The Adviser is a wholly-owned subsidiary of Lakeside Asset, LLC. Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

         Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the first $500 million of average daily net assets of the Fund; 1.00% on the average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.75% on the average daily net assets of the Fund over $1 billion. For the fiscal year ended August 31, 2001, Global Assets Advisors, Inc., a predecessor of the Adviser, earned fees at the rate of 1.25% of the Fund's average net assets.

         In the interest of limiting the expense ratio of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund is limited to 3.49% for Class A Shares and 3.99% for Class B Shares. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

         The Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

         Michael M. Ward is the Portfolio Manager of the Fund since it's inception on May 1, 2000. Mr. Ward, a Chartered Financial Analyst (CFA), has been Vice President and Director of Equity Research at International Assets Advisory, LLC and its predecessor, International Assets Advisory Corp. (collectively, "IAAC"), the distributor of the Fund's Class A Shares, since 1997. The Adviser and IAAC are both subsidiaries of Lakeside Asset, LLC. IAAC originated and maintains the "NETDEX", an index of international internet companies. As a portfolio manager of the Adviser, Mr. Ward manages and/or oversees more than $50 million in global investments for a wide variety of clients. Prior to joining IAAC, he was a Financial Analyst at Grande Journeys and a consultant with Winter Park Capital Assets. Mr. Mido Shammaa and Mr. Stefan Spath are Assistant Portfolio Managers of the Fund since its inception. Mr. Shammaa, regional strategist for Asia and Internet analyst, joined IAAC in 1998. He specializes in the equity analysis of both developed and emerging markets securities in Southeast Asia and the Pacific Rim. Prior to joining IAAC, Mr. Shammaa worked in the Risk Management division of Banco Popular. At Banco Popular, Mr. Shammaa helped develop financial products and quantitative risk management tools. Mr. Spath joined IAAC in 1997 and specializes in international securities analysis, global macro-economics and geo-political risk. Prior to his work at IAAC, Mr. Spath was an investment analyst with RMC Group plc, a British conglomerate. At RMC Group, plc, Mr. Spath was responsible for all capital budgeting and investment analysis for international projects.

                             SHAREHOLDER INFORMATION

         The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to Class A Shares or Class B Shares, subtracting any liabilities attributable to Class A Shares or Class B Shares and then dividing by the total number of Class A Shares or Class B Shares outstanding.

         Class A Shares of the Fund are bought at the public offering price per share next determined after a request has been received in proper form. Class B Shares of the Fund are bought at the NAV per share next determined after a request has been received in proper form. Shares are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales chare applicable to Class B Shares or Class A Shares which were purchased without a front end sales load and redeemed within one year of purchase. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

         The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is generally determined as of the close of trading on the foreign exchange on which it is traded and those values are then translated into U.S. dollars at the current exchange rate. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund.

                                PURCHASING SHARES

         Shares of the Fund may be purchased directly from IAAC, the distributor for the Fund's Class A Shares or from First Dominion Capital Corp. ("FDCC" or, collectively with IAAC, as the "Distributors"), the distributor for the Fund's Class B Shares, or through brokers or dealers who are authorized by the Distributors to sell shares of the Fund. The Fund is also offered through financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. The minimum initial investment in the Fund is $1,000. Additional investments in the Fund must be in amounts of $50 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

         The public offering price of Class A Shares is equal to the Fund's net asset value plus the initial sales charge. However, if you purchase shares in amounts over a certain level, the initial sales charge may be reduced, as the chart below shows. The public offering price of Class B Shares is equal to the Fund's net asset value.

Share Class Alternatives

         The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                               Class A Shares                   Class B Shares

Max. initial sales charge          5.50%                              None
                         (Subject to reductions beginning
                           with investments of $25,000)


See "Distribution Arrangements" for a schedule itemizing reduced sales charges.

Contingent                   None                      Year 1           5.00%
Deferred Sales               (Except for 1.00%         Year 2           4.00%
Charge ("CDSC") imposed when on shares purchased       Year 3           3.00%
shares are redeemed          without a front-end sales Year 4           3.00%
(percentage based upon       charge that are redeemed  Year 5           2.00%
purchase price).  Years are  within 1 year).           Year 6           1.00%
based upon a twelve month                              Year 7           None
period.                                                Year 8           None

See below for information regarding applicable waivers of the CDSC.

Rule 12b-1 fees.                    0.50%                     1.00%

See "Distribution Arrangements" for important information about Rule 12b-1 fees.

Conversion to Class A Shares:       N/A              Automatically after about
                                                     8 years, at which time
                                                     applicable Rule 12b-1 fees
                                                     are reduced.

Appropriate for:                All investors,       Investors who
                                particularly         plan to hold
                                those who intend     their shares at
                                to hold their        least 6 years.
                                shares for a long
                                period of time
                                and/or invest a
                                substantial
                                amount in the
                                Fund.

Sales Charges

         If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

        Class A Sales Charge and Broker-Dealer Commission and Service Fee

                         Sales Charge as a Percentage of

                                                                Dealer Discount
Amount of Purchase at the      Offering         Net Amount      as Percentage of
Public Offering Price           Price            Invested       Offering Price

$1,000 but under $25,000        5.50%             5.82%              5.00%
$25,000 but under $50,000       5.25%             5.54%              4.75%
$50,000 but under $100,000      4.50%             4.71%              4.00%
$100,000 but under $250,000     3.50%             3.63%              3.25%
$250,000 but under $500,000     2.50%             2.56%              2.25%
$500,000 but under $1 million   1.52%             1.50%              1.25%
$1 Million or more              0.00%             0.00%              0.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class A Shares, payable quarterly.

                Class B Broker-Dealer Commission and Service Fee

                                                        Broker-Dealer Percentage
Up to $250,000                                                     4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class B Shares, payable quarterly.

Right Of Accumulation - Class A Shares

         After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of a Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares of the Fund that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement of Intention - - Class A Shares

         A reduced sales on Class A Shares of the Fund, charge as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the SAI.

Waiver of Front-End Sales Charges - - Class A Shares

         No front-end sales charge shall apply to:

        (1) reinvestment of income dividends and capital gain distributions;

        (2) exchanges of one Fund's shares for those of another fund offered by the Company;

        (3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, the Distributors and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

        (4) purchases of Fund shares by the Distributors for their own investment account for investment purposes only;

        (5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

        (6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

        (7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

        (8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

        (9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

       (10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge - - Class B Shares

         The contingent deferred sales charge is waived for:

        (1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

        (2) redemptions by certain eligible 401 (a) and 401(k) plans and certain retirement plan rollovers;

        (3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

        (4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

         Additional information regarding the waiver of sales charges may be obtained by calling (800) 432-0000. All account information is subject to acceptance and verification by the Distributors.

By Mail

         For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with a check made payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

         You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

         The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1 Fees

         The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") for each class of shares. Pursuant to each Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributors. Class B Shares can pay distribution fees at an annual rate of up to a maximum of 1.00% of the Fund's average daily net assets attributable to its Class B Shares, payable to FDCC; and Class A Shares can pay Rule 12b-1 Fees at an annual rate of 0.50% of the Fund's average daily net assets attributable to the Class A Shares, payable to IAAC. Up to 0.25% of the total Rule 12b-1 fees for each class of shares may be used to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past 12 months in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the maximum limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General

         The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

         You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

         The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable contingent deferred sales charge in the case of Class B Shares or Class A Shares purchased without a front-end sales load that are redeemed within one year of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

         If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

         Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail

         To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

         You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption by Wire

         If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees

         To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

         In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or, (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

         The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

         Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

         Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan

         Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges

         You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Each account must meet the minimum investment requirements. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification or Termination

         Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

         Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

         Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

         Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

         In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

         When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

         Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

         By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

         The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the Statement of Additional Information (the "SAI"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

For a Share Outstanding Throughout Each Period

                                          Class A Shares          Class B Shares

                                       Year         Period            Year
                                       ended        ended             Ended
                                       August       August            August
                                       31, 2001     31, 2000*         31, 2001*
                                       --------     ---------         ---------
Per Share Operating Performance
Net asset value, beginning of period    $ 8.11       $ 9.45           $ 7.60
                                         ------       ------           ------
Income from investment operations-
  Net investment loss                    (0.16)       (0.08)           (0.16)
  Net realized and unrealized            (5.74)       (1.26)           (5.23)
                                         ------       ------            ------
Total from investment operations         (5.90)       (1.34)           (5.39)
                                         ------       ------           ------
Net asset value, end of period          $  2.21      $  8.11          $  2.21
                                        =======      =======           =======

Total Return                            (72.75%)     (14.18%)         (70.92%)
                                       =========    =========         =========

Ratios/Supplemental Data
  Net assets,
   End of period (000's)                $ 2,786       $12,912         $   303

Ratio to average net assets (A)
  Expenses (B)                            4.51%        3.73%**          5.01%**
  Expenses ratio - net (C)                3.49%        3.49%**          3.99%**
  Net investment loss                    (3.37%)      (3.39%)**        (3.77%)**
Portfolio turnover rate                   2.03%         6.23%           2.03%
-----------------------------------

* The commencement of operations was May 4, 2000 for Class A Shares and September 12, 2000 for Class B Shares.

**       Annualized.

(A) Management fee waivers reduced the expense ratio and increased the net investment income ratio by 0.31% for the year ended August 31, 2001 and 0.25% for the period ended August 31, 2000.

(B) The expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.

(C) The expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated December 31, 2001, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800)527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.
(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.
                                 (the "Company")

                                  Global e Fund

                       Supplement dated December 31, 2001
                                     to the
                       Statement of Additional Information
                             dated December 31, 2001


         This page supplements information concerning the investment adviser to the Fund that is contained in the Fund's Statement of Additional Information.

         Global Assets Advisors, LLC and its predecessor, Global Assets Advisors, Inc. (collectively, "GAA") has served as the investment adviser to the Global e Fund (the "Fund") since the Fund's inception. On December 13, 2001, International Assets Holding Corporation, the parent corporation of GAA, sold the assets and liabilities of GAA to Lakeside Asset, LLC, a Delaware limited liability company (the "Adviser"), so that GAA is now a wholly-owned subsidiary of the Adviser. While many of the officers and employees of GAA continue to participate in the operation or ownership of the Adviser, under the Investment Company Act of 1940, as amended, (the "1940 Act"), the sale is deemed to be a change in control of the Adviser that caused the Fund's previous investment advisory agreement with GAA to terminate automatically pursuant to the terms of such agreement. The Adviser is owned and controlled by IAAC Investment, LLC, a Florida limited liability company, Todd A. Boren, who has been employed by the Adviser since 1994, and Michael M. Ward, who has been employed by the Adviser since 1997 and has been the portfolio manager of the Fund since its inception. Messrs. Boren and Ward, and several of the employees of the Adviser, including the persons who have been responsible for the day-to-day management of the Fund, will continue to manage the investments of the Fund if a new investment advisory agreement is approved by shareholders. A special shareholders meeting to approve the terms of a new investment advisory agreement is expected to occur in the first quarter of 2002.

         To assure that the Adviser can continue to oversee the investment operations of the Fund, the Board of Directors of the Company approved an interim investment advisory agreement (the "Interim Agreement") between the Company, on behalf of the Fund, and the Adviser pursuant to the requirements of Rule 15a-4(b)(2) under the 1940 Act. The Interim Agreement became effective on December 13, 2001, following the termination of the previous agreement. The Interim Agreement was initially approved for a period of 60 days, but may be extended by the Board to last for the shorter of 150 days from December 13, 2001 or the date that the shareholders of the Fund approve a new investment advisory agreement as required by the 1940 Act. The Interim Agreement contains the same terms and conditions as the Fund's previous agreement; except that the dates of effectiveness and termination have changed, and the terms of the agreement require that any compensation due the Adviser under the Interim Agreement will be held in escrow in an interest bearing account at the Fund's custodian until such time as the shareholders of the Fund have approved a new investment advisory agreement for the Fund. In connection with its consideration of the Interim Agreement, the Board of Directors received from the Adviser a commitment that it would assume under the Interim Agreement, and any permanent agreement recommended to shareholders, the same expense limitation percentage that was assumed by the investment adviser under its prior investment advisory agreement.


                       PLEASE RETAIN FOR FUTURE REFERENCE

                                 THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                  Global e Fund

         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Global e Fund, dated December 31, 2001 You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.

         The Fund's audited financial statements and notes thereto for the fiscal period ended August 31, 2001 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the period ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.






The date of this SAI is December 31, 2001

TABLE OF CONTENTS                                                    PAGE
General Information
Investment Objective
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

         The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Global e Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is authorized to issue two classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.50%, and a contingent deferred sales charge of 1% if shares are purchased without a front-end sales charge and redeemed within the first year after purchase; and Class B Shares charging a maximum back-end sales charge of 5%, if redeemed within six years of purchase, carrying a higher 12b-1 fee then Class A Shares, but converting to Class A Shares in approximately eight years after purchase. See "Capital Stock and Dividends" in this SAI. The Fund is "non-diversified", as that term is defined in the 1940 Act.

               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

         The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least sixty (60) days' prior notice of any change with respect to its policy of investing under normal market conditions, at least 80% of the Fund's assets in companies which are principally engaged in Internet and Internet-related business.

                              INVESTMENT OBJECTIVE

         The investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as stocks, warrants, convertible bonds, debentures or convertible preferred stock. Under normal conditions, the Fund will invest at least 80% of its net assets in securities of companies principally engaged in Internet and Internet-related businesses, as that term is defined in the prospectus. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders upon sixty (60) days' prior notice.

         All investments entail some market and other risks and there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

         The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                               INVESTMENT PROGRAMS

Warrants

         The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures

         The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock

         The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

         Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities

         The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

         American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

         Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions

         When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions.

         When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies.

         The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

U.S. Government Securities

     The Fund may invest in U.S. government securities. The term "U.S. government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. government agencies or U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

         As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by the Fund.

         The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities

         The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the investment adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Options

         The Fund may purchase put and call options and engage in the writing of covered call options and put options on securities that meet the Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Fund will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Fund may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Buying Call and Put Options

         The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

         The Fund may purchase Put Options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options

         The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

         Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered in to a closing purchase transaction.

         As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

         The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

         Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written.

         The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

         A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period.

         If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

         During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out options it has written.

         The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that the Fund will be able to effect a closing purchase transaction for the options it has written.

         Effecting a closing purchase transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

         The Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Writing Over-the-Counter ("OTC") Options

         The Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.

         However, OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

         A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.

         Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

         The staff of the U.S. Securities and Exchange Commission (the "SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures Contracts

         Even though the Fund has no current intention to invest in futures contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its prospectus before engaging in such transactions.

         A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

         The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time the Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin". Thereafter, the Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

         To the extent the Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Options and Futures

         Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

         Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such a contract.

         Successful use of futures contracts depends upon the investment adviser's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the investment adviser's judgment in this respect will be correct.

         The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on the Fund's strategies for hedging its securities.

Miscellaneous

         The Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

         The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

        (1) innvest in companies for the purpose of exercising management or control;

        (2) invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part Of a merger, consolidation, or acquisition of assets;

        (3) purchase or sell commodities or commodity contracts;

        (4) invest in interests in oil, gas, or other mineral exploration or development programs;

        (5) purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

        (6) issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

        (7) act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

        (8) participate on a joint or a joint and several basis in any securities trading account;

        (9) engage in short sales;

       (10) purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

       (11) purchase any security if, as a result of such purchase less than 50% of the assets of the und would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

       (12) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

       (13) make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. government Securities; and

       (14) except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

         In applying the fundamental and policy concerning concentration: Except with respect to the Fund's investment restrictions concerning borrowing, the percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

         Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

         (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and Diversified finance will each be considered a separate industry;

        (ii) technology Companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

       (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions

         In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

         (1)      Invest more than 15% of its net assets in illiquid securities;
                  or

         (2)      Engage in arbitrage transactions.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

         The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address and Age      Position(s) Held         Principal Occupation(s)
                           With Registrant          During the Past 5 Years
-----------------------   -----------------------   -----------------------
----------------------    -----------------------   -----------------------

*John Pasco, III (1)       Chairman, Director       Mr. Pasco is Treasurer and a
1500 Forest Avenue         and Treasurer            Director of Commonwealth
Richmond, VA 23229                                  Shareholder Services, Inc.
(55)                                                "CSS"), the Company's
                                                    Administrator, since 1985;
                                                    President and Director of
                                                    First Dominion Capital Corp.
                                                    ("FDCC"), the Company's
                                                    underwriter; Director and
                                                    Shareholder of Fund Services
                                                    Inc., the Company's Transfer
                                                    and Disbursing Agent, since
                                                    1987; President and
                                                    Treasurer of Commonwealth
                                                    Capital Management, Inc.
                                                    since 1983,  which also
                                                    owns an interest in the
                                                    investment adviser to the
                                                    Third Millennium Russ8a Fund
                                                    and the Manager to The New
                                                    Market Fund, each, another
                                                    fund of the Company;
                                                    President of the
                                                    Commonmwealth Capital
                                                    Management, LLC, since
                                                    December, 2000 who serves as
                                                    who serves as an investment
                                                    adviser to the Newby Fund,
                                                    another fund of the Company;
                                                    Shareholder of
                                                    Commonwealth Fund Accounting
                                                    Inc., which provides
                                                    bookkeeping services; and
                                                    Chairman, Director and
                                                    Treasurer of Vontobel Funds,
                                                    Inc., a registered nvestment
                                                    company, since March 1997.
                                                    Mr. Pasco is also a
                                                    certified public accountant.

Samuel Boyd, Jr.            Director                Mr. Boyd is Manager of the
10808 Hob Nail Court                                Customer Services Operations
Potomac, MD 20854                                   and Accounting Division of
(60)                                                the Potomac Electric Power
                                                    Company since August, 1978;
                                                    and Director of Vontobel
                                                    Funds, Inc., a registered
                                                    investment company, since
                                                    March, 1997.  Mr. Boyd is
                                                    also a certified public
                                                    accountant.

William E. Poist         Director                   Mr. Poist is a financial and
5272 River Road                                     tax consultant through his
Bethesda, MD 20816                                  frim Management Consulting
(64)                                                for Professionals since
                                                    1968; Director of Vontobel
                                                    Funds, Inc., a registered
                                                    investment company, since
                                                    March, 1997.  Mr. Poist is
                                                    also a certified public
                                                    accountant.

Paul M. Dickinson      Director                     Mr. Dickinson is President
8704 Berwickshire Drive                             of Alfred J. Dickinson, Inc.
Richmond, VA 23229                                  Realtors since April, 1971;
(53)                                                and Director of Vontobel
                                                    Funds, Inc. a registered
                                                    investment company, since
                                                    March, 1997.

F Byron Parker, Jr.    Secretary                    Mr. Parker is Secretary of
8002 Discovery Drive                                CSS and FDCC since 1986;
Suite 101                                           Secretary of Vontobel Funds,
Richmon, VA 23229                                   Inc., a registered
(57)                                                investment company, since
                                                    March 1997; and Partner in
                                                    the law firm Mustian &
                                                    Parker.

*Jane H. Williams     Vice President of             Ms. Williams is the
3000 Sand Hill Road   the Company and               President of Sand Hill
Suite 150             President of the              Advisors, Inc. since August,
Menlo Park, CA 94025  Sand Hill Portfolio           2000 and was the Executive
(52)                  Manager Fund series           Vice Pressident of Sand Hill
                                                    Advisors, Inc. since 1982.

*Leland H. Faust      President of the CSI          Mr. Faust is President of
One Montgomery St.    Equity Fund and the CSI       CSI  Capital Management,
Suite 2525            Fixed Income Fund             Inc. since 1978.  Mr. Faust
San Francisco, CA 94104                             is also a Partner in the law
(54)                                                firm Taylor & Faust since
                                                    September, 1975.

*Franklin A. Trice, III Vice President of           Mr. Trice is President of
P.O. Box 8535           the Company and President   Virginia Management
Richmond, VA 23226-0535 of the New Market Fund      Investment Corp. since May,
(37)                    serues                      1998; an employee of CSS
                                                    since 2000; and a registered
                                                    representative of FDCC, the
                                                    Company's underwriter since
                                                    September, 1998.  Mr.Trice
                                                    was a broker with Scott &
                                                    Stringfellow from March,
                                                    1996 to May, 1998 and with
                                                    Craigie, Inc.from March,
                                                    1992 to January, 1996.

*John T. Connor, Jr.   Vice President of the        President of Third
1185 Avenue of the     Company and President        Millennium Investment
Americas, 32nd Floor   the Third Millennium         Advisors, LLC since April,
New York, NY 10036     Russia Fund series           1998; and Chairman of
(59)                                                ROSGAL; a Russian financial
                                                    company, and of its
                                                    affiliated ROSDAL
                                                    insurance since 1993.

*Steven T. Newby       Vice President of the        Mr. Newby is President of
555 Quince Orchard Rd. Company and President of     Newby & Co., a NASD broker/
Suite 610              GenomicsFund.com             dealer since July, 1990; and
Gaithersburg, MD 20878                              President of xGENx, LLC
(54)                                                since November, and Newby
                                                    Fund series 1999.

*Todd A. Boren         President of the             Mr. Boren has been employed
250 Park Avenue, So.   Global e Fund series         by International Assets
Suite 200                                           Advisory, LLC and its
Winter Park, FL 32789                               predecessor, International
(41)                                                Assets Advisory Corp.
                                                    (collectively, "IAAC")
                                                    since May, 1994. In his six
                                                    years with IAAC, he has
                                                    serves as a Financial
                                                    Advisor, VP of Sales, Branch
                                                    Manager, Training Manager;
                                                    and currently as Senior
                                                    Vice President and Managing
                                                    Director of Private Client
                                                    Operations for both IAAC and
                                                    Global Assets Advisors.
                                                    He is resonsible for
                                                    overseeing its International
                                                    Headquarters in Winter Park,
                                                    Florida as well as its New
                                                    York operation and joint
                                                    venture.
-------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls the Company's various service providers.

         The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

         The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

         The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

         For the fiscal year ended August 31, 2001, the directors received the following compensation from the Company:

                          Aggregate Compensation From                     Total
                          the Fund for        Pension or Retirement Compensation
Name and                  Fiscal Year Ended   Benefits Accrued as     from the
Position                  August 31, 2001 (1) Part of Fund Expenses  Company (2)
--------                  -------------------  ------------------    -----------

John Pasco, III, Chairman      $-0-               N/A                    $ -0-
Samuel Boyd, Jr., Director     $2,000             N/A                  $15,750
William E. Poist, Director     $2,000             N/A                  $15,750
Paul M. Dickinson, Director    $2,000             N/A                  $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies Concerning Personal Investment Activities

         The Fund, the investment adviser and the principal underwriter have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Acts that permits investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

         The Codes of Ethics are on file with, and can be reviewed and copied at the U.S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

         As of December 20, 2001, there were no persons who owned or record or beneficially owned 5% or more of the Fund's shares.

         As of October 31, 2001, the directors and officers of the Company as a group owned less than 1% of the Fund's outstanding shares.

                    INVESTMENT ADVISER AND ADVISORY AGREEMENT

         Global Assets Advisors LLC (the "Adviser"), 250 Park Avenue South, Suite 200, Winter Park, Florida 32789, manages the investments of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Lakeside Asset, LLC. Lakeside Asset, LLC is a company controlled by IAAC Investment, LLC, Todd
A. Boren and Michael M. Ward. Messrs. Boren and Ward, and several of the principal employees of the Adviser were employees of the Adviser's previous owner, International Assets Holding Corporation. Mr. Boren is an affiliate of the Company. Until December 13, 2001, the Adviser was a wholly-owned subsidiary of International Assets Holding Corporation. On December 13, 2001, the assets and liabilities of the Adviser were sold to Lakeside Asset, LLC.

         The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

         Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

         Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the first $500 million of average daily net assets of the Fund; 1.00% on the average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and, 0.75% on the average daily net assets of the Fund over $1 billion. For the fiscal period from May 4, 2000 (commencement of operations) through August 31, 2000, the Adviser earned fees in the amount of $45,238, and waived fees of $9,067. For the fiscal year ended August 31, 2001, the Adviser earned fees of $86,833 and waived fees of $25,115.

         In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses, for the first three years following commencement of operations, so that the ratio of total annual operating expenses of the Fund are limited to 3.49% for Class A Shares and 3.99% for Class B Shares. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

         Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

         Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

         As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $500 million of average daily net assets of the Fund; 0.175% on average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.15% on average daily net assets of the Fund in excess of $1 billion, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

         As provided in the Administrative Agreement, CSS received administration fees of $8,054 for the fiscal period from May 4, 2000 (commencement of operations) through August 31, 2000 and $20,080 for the fiscal year ended August 31, 2001.

Custodian and Accounting Services

         Pursuant to a Custodian Agreement and the Accounting Agency Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent

         Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

         FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

         For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributors

         IAAC, located at 250 Park Avenue South, Suite 200, Winter Park, Florida 32789, serves as the principal underwriter of the Fund's Class A Shares pursuant to a Distribution Agreement. First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter of the Fund's Class B Shares pursuant to a Distribution Agreement. IAAC and FDCC are referred to herein each as a "Distributor"; and collectively as the "Distributors". IAAC was formed as a Florida corporation in 1981 and registered as a broker/dealer in 1982. The firm has focused on the sale of global debt and equity securities to its clients and has developed an experienced team specializing in the selection, research, trading, currency exchange and execution of individual equity and fixed-income products. Members of IAAC's team are also affiliated with the Adviser and have many years of experience in the global marketplace. On December 13, 2001, the assets and liabilities of IAAC were purchased by Lakeside Assets, LLC, a limited liability company controlled by Todd A. Boren, Michael M. Ward and several other principal employees of IAAC. Mr. Boren is an affiliated person of the Company and the Adviser. John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is it President, Treasurer and a Director. IAAC and FDCC are each registered as a broker-dealer and are members of the National Association of Securities Dealers, Inc. (the NASD"). The offering of the Fund's shares is continuous.

         IAAC received the following compensation as a result of the sale of Fund shares:

Fiscal     Net Underwriting      Compensation on
Period     Discounts and         Redemption and    Brokerage       Other
Ended      Commissions           Repurchases       Commissions     Conmpensation
August 31

---------   -----------         ---------------     -----------     ------------

2000           $63,953              None                None            None
2001

         FDCC does not receive underwriting discounts and commissions, brokerage commission or other compensation as a result of the sale of the Fund's shares.

Independent Accountants

         The Company's independent auditors, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

         It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

         Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

         The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

         Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

         While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

         Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

         The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

         When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

         The Fund paid brokerage commissions of $1,022 and $16,058 for the fiscal year ended August 31, 2001 and for the period from May 4, 2000 (commencement of operations) through August 31, 2000, respectively.

Portfolio Turnover

         Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

         The Company is a series investment company that currently offers multiple classes of shares. The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty-five Million (25,000,000) shares for Class A Shares of the series, which includes those shares issued and outstanding prior to commencing the offering of other classes of shares; and Twenty-five Million (25,000,000) shares for Class B Shares of the series. Each share has equal dividend, voting, liquidation and redemption rights and there are no preemptive rights and only such conversion or exchanges rights as the Board of Directors, in its discretion, may grant. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

         If they deem it advisable and in the best interests of shareholders, the Board of Directors of the Company may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

         A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below.

         Shareholders may rely on these statements in lieu of stock certificates.

                                 RULE 18f-3 PLAN

         The Board of Directors of the Company adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (1) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (2) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another fund; and (3) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a front-end sales charge and Class B Shares imposing a back-end sales charge upon the sale of shares within six years of purchase.

                              PLAN OF DISTRIBUTION

         The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

         The 12b-1 Plan provides that the Fund will pay a fee to IAAC at an annual rate of 0.50% of the average daily net assets of the Fund's Class A Shares and will pay a fee to FDCC at an annual rate of 1.00% of the average daily net assets of the Fund's Class B Share. The fees are paid to the Distributors as reimbursement for expenses incurred for distribution-related activities. For the fiscal year ended August 31, 2001, $32,004 of allowable distribution expenses were incurred for Class A Shares and $5,458 for Class B Shares of the Fund.

         Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, each 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. Each 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to such 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

         The Company's Board of Directors has concluded that there is a reasonable likelihood that each 12b-1 Plan will benefit the Fund. Each 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and is terminable at any time with respect to a class of the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the outstanding shares of the Fund, as applicable. Any agreement entered into pursuant to a 12b-1 Plan with an institution (a "Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the outstanding shares of the Fund, as applicable, by IAAC or FDCC, as applicable, or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         As long as a 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

         You may purchase shares of the Fund directly from IAAC or FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. IAAC and other brokers or dealers that have entered into selling agreements with IAAC, are entitled to the front-end sales charge on the sales of shares of the Fund as described in the prospectus and this SAI. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

         Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Distribution

         The Distributors may, from time to time, offer incentive compensation to dealers that sell shares of the Fund that are subject to sales charges allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

         In connection with the promotion of the sales of the Fund, the Distributors may, from time to time, offer (to all broker dealers who have sales agreements with the Distributors) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus. The Distributors may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

         A hypothetical illustration of the computation of the offering price per share of a Class A Share of the Fund, using the value of the Fund's net assets and the number of outstanding shares of the Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 5.50%, is as follows:

Net Assets                                        $3,088,928.00
Outstanding Shares                                 1,260,207.00
Net Asset Value Per Share                                 $2.21
Sales Charge (5.50% of
the offering price)                                       $0.13
Offering Price to Public                                  $2.34

Conversion of Class B Shares to Class A Shares

         Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B Shares will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Statement of Intention

         The reduced sales charges and public offering price applicable to Class A Shares of the Fund as set forth in the prospectus apply to purchases of $25,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by IAAC and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Class A Shares equal to 5.25% (declining to 0% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by IAAC or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

         In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13-month period; plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Whether a Contingent Deferred Sales Charge Applies

         In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period.

Eligible Benefit Plans

         An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

         The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $500. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares

         You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

         The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less any applicable contingent deferred sales charge in the case of Class B Shares or Class A Shares that were purchased without a front-end sales charge and redeemed within one year of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

         Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

                          SPECIAL SHAREHOLDER SERVICES

         As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

         A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the account application provided with the prospectus to open a regular account.

Telephone Transactions

         You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

         The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

         The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, the Transfer Agent will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying the Transfer Agent. To receive more information, please call the offices of the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077. Any shareholder may utilize this feature.

Retirement Plans

         Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

        1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

        2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

         For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at 1-800-527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege

         Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                                   TAX STATUS

Distributions of Net Investment Income

         The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains

         The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $107,471 available to offset future capital gains, if any. This capital loss carryforward expires in 2009.

Effect of Foreign Investments on Distributions

         Most foreign exchange gains realized on the sale of securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of securities are generally treated as ordinary losses by the Fund.

         These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

         The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the Tax Character of Distributions

         The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

         The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The Board of Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise Tax Distribution Requirements

         To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31st; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes. Redemption of Fund Shares

         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

         Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

         Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the inter-corporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

         For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

         From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


                  6
Yield = 2[(a-b +1)-1]
                  cd
where:

a  = dividends and interest earned during the period.
b  = expenses accrued for the period (net of reimbursements).
c  = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d  = the maximum offering price per share on the last day of the period.

         The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

         Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:


            n
       P(1+T) = ERV

where:

P        =        a hypothetical initial payment of $1,000
T        =        average annual total return
n        =        number of years (1,5 or 10)
ERV               = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

         The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period.

         Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

         Based on the foregoing, the Fund's average annual total returns for the periods ended August 31, 2001 are as follows:


                  One Year            Five Years       Ten Years
                  Period              Period           Period      Since
                  Ended               Ended            Ended       Inception
                  8/31/2001           8/31/2001        8/31/2001   8/31/2001

Class A Shares     (74.25%)             N/A              N/A        (67.97%)(1)
Class B Shares      N/A                 N/A              N/A        (70.92%)(2)
(1)      Commencement of operations was May 4, 2000.
(2)      Commencement of operations was September 12, 2000.

         The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

         The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

         You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                               THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            TELEPHONE: (800) 527-9525
                      E-MAIL: mail@shareholderservices.com

         The Annual Report for the fiscal period ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                           PART C - OTHER INFORMATION

ITEM 23. Exhibits

(a)      Articles of Incorporation.

         (1) Articles of Incorporation of The World Funds, Inc.(the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on
                  Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 21, 2001 ("PEA No. 19").

         (2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI
                  Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit No. 23(a)(2) of Post-Effective Amendment No. 19.

         (3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of Post-Effective Amendment No. 19.

         (4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of Post-Effective Amendment No. 19.

         (5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating the GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5) of Post-Effective Amendment No. 19.

         (6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the
                  Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6) of Post-Effective Amendment No. 19.

         (7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the
                  Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment
                  No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA No. 11").

         (8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File
                  Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

         (9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000
                  ("PEA No. 13").

         (10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating
                  Newby's Ultra Fund are incorporated herein by reference to Exhibit No. 23(a)(10) of Post-Effective Amendment No. 19.

         (11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos.
                  333-29289/811-8255), as filed with the SEC on March 13, 2001
                  ("PEA No. 15").

         (12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

         (13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and the GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

(b)      By-Laws.

         The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(c)      Instruments Defining Rights of Security Holders.

         See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are filed herewith as Exhibit No. 23(a)(1); and
         Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(d)      Investment Advisory Contracts.

         (1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of Post-Effective Amendment No. 19.

         (2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of Post-Effective Amendment No. 19.

         (3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of Post-Effective
                  Amendment No. 19.

         (4) Investment Advisory Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit No. 23(d)(6) of PEA No. 11.

         (5) Investment Advisory Agreement dated May 1, 2000 between Global Assets Advisors, Inc. and the Registrant on behalf of the Global e Fund is incorporated herein by reference to Exhibit No. 23(d)(7) of PEA No. 11.

         (6) Interim Investment Advisory Agreement dated December 14, 2001 between Global Assets Advisors, LLC and the Registrant on behalf of the Global e Fund.

         (7)      The New Market Fund.

                  (a) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998 ("Amendment No. 5").

                  (b) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

         (8) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund.

         (9) Investment Advisory Agreement dated December 29, 2000 between xGENx, LLC and the Registrant on behalf of the Newby
                  Fund is incorporated herein by reference to Exhibit
                  No. 23(d)(9) of Post-Effective Amendment No. 19.

(e)      Underwriting Contracts.

         (1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Third
                  Millennium Russia Fund, The New Market Fund and Newby Fund is
                 incorporated herein by reference to Exhibit No.
                  23(e)(1) of Post-Effective Amendment No. 19.

         (2) Distribution Agreement dated December 14, 2001 between International Assets Advisory, LLC and the Registrant on behalf of the Class A Shares of the Global e Fund.

         (3) Distribution Agreement dated September 6, 2000 between FDCC and the Registrant on behalf of the Class B Shares of the Global e Fund is incorporated herein by reference to Exhibit No. 23(e)(3) of Post-Effective Amendment No. 19.

(f)      Bonus or Profit Sharing Contracts.

         Not Applicable.

(g)      Custodian Agreements.

         (1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

         (2) Amendment dated December 29, 2000 to the Custodian Agreement dated October 28, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(2) of Post-Effective Amendment No. 19.

         (3) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Post-Effective Amendment No. 19.

         (4) Amendment dated December 29, 2000 to the Foreign Custody Manager Delegation Agreement dated June 26, 1998 between
                  BBH and the Registrant is incorporated herein by reference to
                   Exhibit No. 23(g)(4) of Post-Effective Amendment No. 19.

(h)      Other Material Contracts.

         (1)      Administrative Services.

                  (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(a) of Post-Effective Amendment No. 19.

                  (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of Post-Effective Amendment No. 19.

                  (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(c) of Post-Effective Amendment No. 19.

                  (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment
                           No. 5.

                  (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

                  (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit 23(h)(2)(f) of PEA No. 11.

                  (g) Administrative Services Agreement dated May 1, 2000 between CSS and the Registrant on behalf of the Global e Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(g) of Post-Effective Amendment No. 19.

                  (h) Administrative Services Agreement dated December 29, 2000 between CSS and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(h) of Post-Effective Amendment No. 19.

         (2) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2) of Post-Effective Amendment No. 19.

         (3)      Fund Accounting.

                  (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, New Market Fund, GenomicsFund.com and Newby Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

                  (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(b) of Post-Effective mendment No. 19.

                  (c) Accounting Agency Agreement dated April 12, 2000 between BBH and the Registrant on behalf of the Global e Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(c) of Post-Effective Amendment No. 19.

         (4)      Expense Limitation Agreements.

                  (a) Expense Limitation Agreement between xGENx, LLC and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit No. 23(h)(4)(a) of Post-Effective Amendment No. 19.

                  (b) Expense Limitation Agreement between Global Asset Advisers, LLC and the Registrant on behalf of the Global e Fund.

                  (c) Expense Limitation Agreement between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(c) of Post-Effective Amendment No. 19.

                  (d) Expense Limitation Agreement between Third Millennium Investment Advisers, LLC, Commonwealth Capital Management, Inc., FDCC, CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(d) of Post-Effective Amendment No. 19.

                  (e) Expense Limitation Agreement between FDCC and the Registrant on behalf of the Service Shares of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of Post-Effective Amendment No. 19.

(i)      Legal Opinion.

         Opinion of Counsel of Greenberg Traurig, LLP is incorporated herein by reference to Exhibit No. 23(i)of Post-Effective Amendment No. 19.

(j)      Other Opinions.

         (1)      Consent of Tait Weller and Baker.

         (2)      Consent of Greenberg Traurig, LLC.

(k)      OMITTED FINANCIAL STATEMENTS.

         Not Applicable.

(l)      Initial Capital Agreements.

         Not Applicable.

(m)      Rule 12b-1 Plan.

         (1)      Sand Hill Portfolio Manager Fund.

                  (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

                  (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b) of PEA No. 15.

                  (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c) of PEA No. 15.

         (2)      CSI Equity Fund.

                  (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

                  (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c) of PEA No. 15.

         (3)      GenomicsFund.com.

                  (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

                  (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

                  (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b) of PEA No. 15.

                  (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c) of PEA No. 15.

         (4)      Global e Fund.

                  (a)      The Distribution Plan for Class A Shares.

                  (b) The Distribution Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(6)(b) of PEA No. 12.

         (5)      The New Market Fund.

                  (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(2) of Amendment No. 5.

         (6)      Third Millennium Russia Fund.

                  (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(1) of Amendment No. 5.

         (7)      Newby Fund.

                  (a) The Distribution Plan for Service Class Shares is incorporated herein by reference to Exhibit No. 23(m)(7)(a) of PEA No. 13.

                  (b) The Shareholder Services Agreement is incorporated herein by reference to Exhibit No. 23(m)(7)(b) of PEA No. 13.

(n)      Rule 18f-3 Plan.

         (1) Rule 18f-3 Multiple Class Plan for the Global e Fund is incorporated herein by reference to Exhibit No. 23(n)(2) of PEA No. 12.

         (2) Rule 18f-3 Multiple Class Plan for the Sand Hill portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3) of PEA No. 15.

         (3) Rule 18f-3 Multiple Class Plan for the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(n)(4) of Post-Effective Amendment No. 19.

         (4) Rule 18f-3 Multiple Class Plan for GenomicsFund.com is incorporated herein by reference to Exhibit No. 23(n)(5) of Post-Effective Amendment No. 19.

         (5) Rule 18f-3 Multiple Class Plan for the Newby Fund is incorporated herein by reference to Exhibit No. 23(n)(6) of Post-Effective Amendment No. 19.

(o)      Reserved.

(p)      Codes of Ethics.

         (1) The Code of Ethics of the Registrant, FDCC (the distributor for the Registrant), Virginia Management Investment Corporation (the investment adviser to The New Market Fund), The London Company of Virginia (the sub-adviser to The New Market Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund and CSI Fixed Income Fund), Commonwealth Capital Management, LLC (the investment adviser to Newby Fund) and Third Millennium Investment Advisors, LLC (the investment adviser to the Third Millennium Russia Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of PEA No. 11.

         (2) The Code of Ethics of International Assets Advisory, LLC (the distributor for the Class A Shares of the Global e
                  Fund) is incorporated herein by reference to Exhibit No. 23(p)(6) of PEA No. 12.

         (3) The Code of Ethics of Global Assets Advisors, LLC (the investment advisor to the Global e Fund) is incorporated herein by reference to Exhibit No. 23(p)(7) of PEA No. 12.

         (4) The Code of Ethics of Sand Hill Advisors, Inc. (the investment adviser to the Sand Hill Portfolio Manager Fund) is incorporated herein by reference to Exhibit No. 23(p)(8) of PEA No. 12.

         (5) The Code of Ethics of xGENx, LLC (the investment adviser to GenomicsFund.com and the sub-adviser to Newby Fund) is incorporated herein by reference to Exhibit No. 23(p)(5) of PEA No. 15.

(q)      Powers-of-Attorney.

         The Power-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickenson and William E. Poist are each incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24. Persons Controlled by or Under Common Control with
                  the Fund.

                  None.

Item 25. Indemnification.

                  Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, filed herewith as Exhibit 23(a)(1). Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment
                  Adviser.

                  The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.


Name of Investment Adviser/Sub-Adviser               Form ADV File No.

Sand Hill Advisors, Inc.                                   801-17601
CSI Capital Management, Inc.                               801-14549
Third Millennium Investment Advisors, LLC                  801-55720
Virginia Management Investment Corporation                 801-55697
The London Company of Virginia                             801-46604
xGENx, LLC                                                 801-57224
Global Assets Advisors, LLC                                801-46753

Item 27. Principal Underwriters.

(a)  (1)      First Dominion Capital Corp., also acts as underwriter to Vontobel
              Funds, Inc.

     (2) International Assets Advisory LLC only acts as underwriter to the Class A Shares of the Registrant's Global e Fund.

(b)  (1)      First Dominion Capital Corp.

              The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

     (2)      International Assets Advisory, LLC.

              The information required by this Item 27(b) with respect to each director, officer or partner of International Assets Advisory, LLC is incorporated herein by reference to Schedule A of Form BD, filed by International Assets Advisory, LLC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-___________).

(c)   Not Applicable.

Item 28. Location Of Accounts And Records.

                  The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)      Sand Hill Advisors, Inc.
         3000 Sand Hill Road
         Building 3, Suite 150
         Menlo Park, CA 94025
         (records relating to its function as investment adviser to the Sand Hill Portfolio Manager Fund).

(b)      CSI Capital Management
         445 Bush Street, 5th Floor
         San Francisco, CA 94108
         (records relating to its function as investment adviser to the CSI Equity Fund and CSI Fixed Income Fund).

(c)      Third Millennium Investment Advisors, LLC
         1185 Avenue of the Americas
         New York, NY 10036
         (records relating to its function as investment adviser to the Third Millennium Russia Fund).

(d)      Virginia Management Investment Corporation
         7800 Rockfalls Drive
         Richmond, VA  23255
         (record relating to its function as investment adviser to The New Market Fund).

(e)      The London Company
         Riverfront Plaza, West Tower
         901 E. Byrd Street, Suite 1350A
         Richmond, VA 23219
         (records relating to its function as sub-adviser to The New Market
         Fund).

(f)      xGENx, LLC
         555 Quince Orchard Road, Suite 610
         Gaithersburg, MD 20878
         (records relating to its function as investment adviser to Genomics Fund.com and as sub-adviser to the Newby Fund).

(g)      Global Assets Advisors, LLC
         250 Park Avenue South, Suite 200
         Winter Park, FL 32789
         (records relating to its function as investment adviser to the Global e
         Fund).

(h)      Brown Brothers Harriman & Co.
         40 Water Street
         Boston, MA 02109
         (records relating to its functions as custodian for each Fund and accounting agent to the Third Millennium Russia Fund and Global e
         Fund).

(i)      Fund Services, Inc.
         1500 Forest Avenue, Suite 111
         Richmond, Virginia 23229
         (records relating to its function as transfer agent to the Funds).

(j)      Commonwealth Shareholder Services, Inc.
         1500 Forest Avenue, Suite 223
         Richmond, VA 23229
         (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator).

(k)      First Dominion Capital Corp.
         1500 Forest Avenue, Suite 223
         Richmond, VA 23229
         (records relating to its function as distributor for the Funds it services).

(l)      International Assets Advisory, LLC
         250 Park Avenue, South
         Suite 200
         Winter Park, FL 32789
         (records relating to its function as distributor for the Class A Shares of the Global e Fund).

(m)      Commonwealth Fund Accounting, Inc.
         1500 Forest Avenue, Suite 223
         Richmond, VA 23229
         (records relating to its function as fund accounting agent for the Funds it services).

(n)      Commonwealth Capital Management, LLC
         1500 Forest Avenue, Suite 223
         Richmond, VA 23229
         (records relating to its function as investment adviser to Newby Fund).

Item 29. Management Services.

         There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30. Undertakings.

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 20 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Richmond, and the Commonwealth of Virginia on the 24th day of December, 2001.

                                            THE WORLD FUNDS, INC.

                                            By:  /s/ John Pasco, III
                                            ---------------------
                                            John Pasco, III,
                                            Chairman and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature                 Title                      Date


/s/ John Pasco, III
John Pasco, III           Director, Chairman        December 24, 2001
                                                    Chief Executive
                                                    Officer and Chief
                                                    Financial Officer

*/s/ Samuel Boyd, Jr.
Samuel Boyd, Jr.           Director                  December 24, 2001


*/s/ Paul M. Dickinson
Paul M. Dickinson          Director                  December 24, 2001


*/s/ William E. Poist
William E. Poist           Director                  December 24, 2001


*By:/s/ John Pasco, III
      John Pasco, III
      Attorney-in-fact
      pursuant to Powers-of-
      Attorney on file.

EXHIBIT NO.       DESCRIPTION


23(d)(6) Interim Investment Advisory Agreement dated December 14, 2001 between Global Assets Advisors, LLC and the Registrant on behalf of the Global e Fund.

23(e)(2) Distribution Agreement dated December 14, 2001 between International Assets Advisory, LLC and the Registrant on behalf of the Class A Shares of the Global e Fund.

23(h)(4)(d)      Expense Limitation Agreement between Global Asset Advisers, LLC and the Registrant on behalf of the Global e Fund.

23(j)(1)         Consent of Tait Weller and Baker.

23(j)(2)         Consent of Greenberg Traurig, LLC


23(m)(4)(a)      Rule 12b-1 Plan for Class A Shares of the Global e Fund.

                                                             EXHIBIT (23)(d)(6)

                          INTERIM ADVISORY AGREEMENT

      Investment Advisory Agreement (the "Agreement") dated this 14th day of December, 2001 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and GLOBAL ASSETS ADVISORS, LLC, a Florida limited liability company (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Adviser to act as the Adviser to the Global e-Fund series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Adviser. The Fund employs the Adviser to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

           The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

           The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

           The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

           It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Portfolio to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Portfolio to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Portfolio shall pay to the Adviser, and the Adviser will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of 1.25% on the first $500 million of average net assets; 1.00% on assets in excess of $500 million and not more than $1 billion of average net assets; and 0.75% on average net assets over $1 billion. Until such time as an investment advisory agreement between the Fund, on behalf of the Portfolio, and the Adviser has been approved by the shareholders of the Portfolio in the manner required by the 1940 Act, all such compensation earned by the Adviser under this Agreement shall be held in an interest bearing escrow account at the Fund's custodian bank.

             In the event that the shareholders of the Portfolio do not approve a new investment advisory agreement between the Fund, on behalf of the Portfolio, and the Adviser within 150 days of the date first written above, the Adviser shall be paid out of the escrow account the lesser of: (i) any costs incurred in performing this Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account.

           Subject to the preceding, all rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

           a.   Taxes;

           b. Brokerage fees and commissions with regard to portfolio transactions;

           c. Interest charges, fees and expenses of the custodian of the securities;

           d. Fees and expenses of the Fund's transfer agent and the Administrator;

           e.   Its proportionate share of auditing and legal expenses;

           f. Its proportionate share of the cost of maintenance of corporate existence;

           g. Its proportionate share of compensation of directors of the Fund who are not interested persons of the Adviser as that term is defined by law;

           h.   Its proportionate share of the costs of corporate meetings;

           i. Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

           j. Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

           k. The Advisory fee payable to the Adviser, as provided in paragraph 4 herein;

           l. Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;

           m.  Distribution expenses in accordance with any Distribution
               Plan as and if approved by the shareholders of the Portfolio; and

           n. Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

      6. Reports. The Fund and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

           Pursuant to comparable agreements, the Fund may also retain the services of the Adviser to serve as the investment adviser of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Adviser's Name. The Adviser hereby authorizes the Fund to use the name "Global e-Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Global e-Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written and continue in effect until the shorter of: (i) the date in which an investment advisory agreement is approved by the shareholders of the Portfolio; or (ii) 150 days. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on ten
(10) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

           (a)  To the Fund at:      1500 Forest Avenue
                                     Suite 223
                                     Richmond, Virginia 23229

           (b)  To the Adviser at:   250 Park Avenue South
                                     Suite 200
                                     Winter Park, Florida 32789

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                               GLOBAL ASSETS ADVISORS, LLC



                               BY:  /s/ Todd A. Boren
                                ---------------------
                                    Todd A. Boren
                                    President

                                   THE WORLD FUNDS, INC.


                               BY: /s/ John Pasco, III
                                ----------------------
                                   John Pasco, III
                                   Chairman

                                                                EXHIBIT 23(e)(2)


                             DISTRIBUTION AGREEMENT

          DISTRIBUTION AGREEMENT, made this 14th day of December, 2001, by and between The World Funds, Inc. a Maryland corporation (the "Fund") and International Assets Advisory LLC ("IAAC"), a Florida limited liability company.

W1TNESSETH:

1.        DISTRIBUTION SERVICES

The Fund hereby engages IAAC as national distributor to assist the Fund in promoting the sale and distribution to investors of shares of common stock of the Global e-Fund series of the Fund ("Shares"). In connection therewith, IAAC shall (i) promote the sale of shares, (ii) otherwise assist the Fund in the distribution of shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer shares for sale at all times when, and in such places as, such shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith IAAC may act as principal or agent for the sale of such shares.

2.        SALE OF FUND SHARES

Such shares are to be sold only on the following terms:

(a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify IAAC of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.

(b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective Prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective Prospectus. No shares may be sold for less than the net asset value thereof

3.       REGISTRATION OF SHARES

The Fund agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate. IAAC may serve as dealer of record to assist the Fund in connection with any such registration or qualification.

4.        INFORMATION TO BE FURNISHED TO IAAC

The Fund agrees that it will furnish IAAC with such information with respect to the affairs and accounts of the Fund as IAAC may from time to time reasonably require, and further agrees that IAAC, at all reasonable times, shall be permitted to inspect the books and records of the Fund.

5.        ALLOCATION OF EXPENSES

During the period of this contract, the Fund shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by IAAC or any investment manager or investment advisor to the Fund. IAAC shall pay advertising and promotional expenses incurred by IAAC in connection with the distribution of the Fund's shares which are sold subject to the imposition of a sales charge including paying for prospectuses for delivery to prospective shareholders.

6.        COMPENSATION TO IAAC

It is understood and agreed by the parties hereto that IAAC will receive compensation for services it performs hereunder in accordance with Schedule A hereto.

7.       LIMITATION OF IAAC'S AUTHORITY

IAAC shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund. In the performance of its duties hereunder, IAAC may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Fund. Such selling dealer agreements shall provide for the sale of shares of the Fund (or any series of the Fund) on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of IAAC in effect as of the date of this agreement shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required by the terms of the Fund's action eliminating the sales load on sales of affected Fund shares.

8.        SUBSCRIPTION FOR SHARES - REFUND FOR CANCELLED ORDERS

If IAAC elects to act as a principal, and not as agent, for a sale of Fund shares, IAAC shall subscribe for the shares of the Fund only for the purpose of covering purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of shares of the Fund is placed with IAAC by a customer or dealer and subsequently cancelled, IAAC shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if IAAC has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

(a)      the consideration received by the Fund for said shares; or

(b)      the net asset value of such shares at the time of cancellation by IAAC.

9.        INDEMNIFICATION OF THE FUND

IAAC agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Fund by IAAC. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, IAAC shall defend such action on behalf of the Fund at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, IAAC shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund to IAAC or to IAAC by a director, officer, or employee of the Fund who is not an interested person of IAAC, unless the information so supplied or omitted was available to IAAC or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

10.       FREEDOM TO DEAL WITH THIRD PARTIES

IAAC shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

11.       EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund (or of any series of the Fund) shall mean the vote of 67% or more of the securities of the Fund (or of any affected series of the Fund) if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund (or an affected series of the Fund) whichever is the lesser.

Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested person of IAAC as defined by the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund or an affected series of the Fund.

This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by IAAC, upon 60 days' written notice to the other party.

This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Investment Company Act of 1940, as amended).

12.      AMENDMENTS TO AGREEMENT

No material amendment to this Agreement shall be effective until approved by IAAC and by the affirmative vote of a majority of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of IAAC or any affiliate of IAAC).

13.      NOTICES

Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.


          IN WITNESS WHEREOF, the Fund and IAAC have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.

                                   THE WORLD FUNDS, INC.


                                    By:  /s/ John Pasco, III
                                    John Pasco, III

                                     Chairman


Attested by:  /s/ Darryl S. Peay


INTERNATIONAL ASSETS ADVISORY CORPORATION




By:  /s/ Todd S. Boren
          Todd S. Boren
          Sr. Vice President



Attested by:   /s/ Nancey M. McMurtry

SCHEDULE A


IAAC shall receive, as compensation for its services pursuant to this Distribution Agreement:

(a) With respect to any shares of the Fund sold subject to a sales charge, IAAC shall be entitled to retain the underwriter's portion of the sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

(b) With respect to sales of shares of the Fund sold subject to a sales charge for which IAAC is the selling dealer, IAAC shall retain the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

                                                           EXHIBIT (23)(h)(4)(d)



                          EXPENSE LIMITATION AGREEMENT

                               THE WORLD FUNDS, INC.


         This EXPENSE LIMITATION AGREEMENT, effective as of December 14, 2001 is by and between Global Assets Advisers, LLC (the "Adviser") and The World Funds, Inc. (the "Fund"), on behalf of the Class A and Class B Shares of the Global e-Fund series of the Fund (the "Portfolio")

         WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

         WHEREAS the Fund and the Adviser have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Adviser provides Advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

         WHEREAS the Fund and the Adviser have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

         NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

         1.       Expense Limitation

                  1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to the Portfolio is 3.49% of the average daily net assets of the Class A Shares and 3.99% of the average daily net assets of the Class B Shares of the Portfolio.

                  1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Class A Shares and/or Class B Shares of the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Portfolio Operating Expenses may include, but are not limited to, Advisory fees of the Adviser. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

                  1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Adviser will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

                  1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the Advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

         2.       Reimbursement of Fee Waivers and Expense Reimbursements

                  2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Portfolio during any of the previous three (3) years, pursuant to Section 1 of this Agreement, less any reimbursement previously paid by a Portfolio to the Adviser with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Adviser pursuant to this Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

                  2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

         3.       Term and Termination of Agreement.

                  This Agreement will continue in effect until August 31, 2004, and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

         4.       Miscellaneous.

                  4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

                  4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

                  4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.


                                            THE WORLD FUNDS, INC.


                                            By: /s/ John Pasco, III
                                                John Pasco, III
                                                Chairman



                                            GLOBAL ASSETS ADVISERS, LLC


                                            By: /s/ Todd A. Boren
                                                Todd A. Boren
                                                President

                               CONSENT OF COUNSEL


         We hereby consent to the use and incorporation by reference in Post-Effective Amendment No. 20 of our firm's opinion and consent of counsel which was filed as Exhibit EX-99.i. to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The World Funds, Inc.





                                              GREENBERG TRAURIG, LLP


                                              /s/ Steven M. Felsenstein
                                           -----------------------------------
Steven M. Felsenstein, a Shareholder


Philadelphia, Pennsylvania
December 21, 2001

         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We consent to the use of our report dated September 21, 2001 on the financial statements and financial highlights of Global e Fund, a series of shares of The World Funds, Inc. Such financial statements and financial highlights appear in the 2001 Annual Report to Shareholders which appears in the Statement of Additional Information filed in the Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of The World Funds, Inc. We also consent to the references to our firm in the Registration Statement and Prospectus.






                                                     Tait, Weller & Baker


Philadelphia, Pennsylvania
December 21, 2001

                                                           EXHIBIT (23)(m)(4)(a)

                              THE WORLD FUNDS, INC.
                            Distribution Plan of the

                                 Class A Shares

                                     of the

                                  Global e-Fund

         This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Fund") for the Class A Shares of the Fund's Global e-Fund series (the "Series"). The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Fund contemplates that the Plan shall operate as a compensation Plan.

         The Plan provides that:

         1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Fund and the Distributor, the Fund shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Series' Class A Shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

         2. The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

                  a. Any Distribution Agreement between the Fund and its National Distributor, or any other distributor of shares in privity with the Fund.

                  b. The National Distributor's Selling Dealer Agreement. Purchase orders for goods and services acquired from persons who are not affiliates of the Fund are not deemed to be agreements under this Plan.

         3. The maximum aggregate amount which may be reimbursed by the Fund under this Plan is 0.50% per annum of the average daily net assets of the Series' Class A Shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Fund.

         4. It is anticipated that amounts paid by the Fund under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of Class A Shares shareholder accounts by other providers.

         5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Fund for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Fund with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

         6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors, including the non-interested Directors, cast in person at a meeting called for the purpose of voting on the Plan.

         7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Class A Shares of the Series, or by vote of a majority of the non-interested Directors, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Fund and the Fund's investment adviser.

         8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the outstanding voting securities of the Class A Shares of the Fund.

         9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

         10. So long as the Plan is in effect, the selection and nomination of the Fund's 12b-1 Directors shall be committed to the discretion of such 12b-1
 Directors.

         11.      This Plan shall take effect on the 14th day of December, 2001.



--------
1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the series' principal underwriter for its Class A Shares, International Assets Advisory LLC(the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Series' Class A shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund, the Series and the Series' Class A shareholders.